FORM 8-K

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                   _____________________________________


                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       DATE OF REPORT:  OCTOBER 21, 1997
                       (Date of earliest event reported)



                         KIMBERLY-CLARK CORPORATION
           (Exact name of registrant as specified in its charter)


                DELAWARE                   1-225           39-0394230

       (State or other jurisdiction    (Commission File     (IRS Employer
          of incorporation)             Number)        Identification No.)


                 P.O. BOX 619100, DALLAS, TEXAS               75261-9100
           (Address of principal executive offices)             (Zip Code)


                                     (972) 281-1200
                  (Registrant's telephone number, including area code)



                   _____________________________________

Item 5.  Other Events


Attached hereto as Exhibit 99 is a Press Release issued by Kimberly-Clark Corporation on October 21, 1997 reporting earnings for the third quarter of 1997.


                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      KIMBERLY-CLARK CORPORATION



Date:     October 30, 1997                 By:/s/ Randy J. Vest
                                              Randy J. Vest
                                              Vice President and
                                              Controller

                               EXHIBIT INDEX



     (99) Press Release issued by Kimberly-Clark Corporation on October 21, 1997 reporting earnings for the third quarter of 1997.